Exhibit 10.9

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EXCLUSIVE OPTION
EXERCISING AGREEMENT

This Agreement is made by and between Dr. Alexander Pekshev, a citizen of the Russian Federation, having his place of residence at [***] (hereinafter referred to as “Dr. Pekshev”) and Advanced Plasma Therapies, Inc. (hereinafter referred to as “Company”) a Delaware Corporation having its principal place of business at 16192 Coastal Highway, Lewes Delaware 19958.

INTRODUCTION

Company is hereby exercising the option for purchasing the Intellectual Property Rights for commercial applications and business activities; and Dr. Pekshev accepts exercising of the option for the Intellectual Property Rights.

THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

1. DEFINITIONS

For the purposes of this Agreement, the following words and phrases shall have the following meanings:

1.1 “Intellectual Property Rights” shall mean United States Patent # 7,498,000 issued on March 03, 2009 for inventions of “Method and Device for Forming an NO-Containing Gas Flow for Affecting a Biological Object” belonging to Dr. Pekshev.

СОГЛАШЕНИЕ ОБ ИСПОЛНЕНИИ
ИСКЛЮЧИТЕЛЬНОГО ОПЦИОНА

Настоящее Соглашение совершено года между Александром Пекшевым, гражданином Российской Федерации, имеющим адрес своего местожительства [***] (в дальнейшем именуемым «Д-р Пекшев») и Advanced Plasma Therapies, Inc. (в дальнейшем именуемой «Компания»), корпорацией штата Делавэр, имеющей свое местонахождение по адресу 16192 Coastal Highway, Lewes Delaware 19958.

ВВЕДЕНИЕ

Настоящим Соглашением Компания осуществляет свои права по опциону на приобретение Интеллектуальных Прав для коммерческих приложений и деловой активности; а Д-р Пекшев соглашается с осуществлением Компанией своих прав по опциону на Интеллектуальные Права.

ПОЭТОМУ, с учетом предпосылок и здесь содержащихся взаимных условий, стороны согласились о следующем:

1. ОПРЕДЕЛЕНИЯ

Для целей настоящего Соглашения, следующие слова и фразы имеют следующие значения:

1.1 «Интеллектуальные Права» означают патент США номер 7,498,000, выданный 03 марта 2009 на изобретение «Способ и устройства для формирования NO-содержащего газового потока для воздействия на биологический объект» и принадлежащий Д-ру Пекшеву.

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1.2 “Option” shall mean the Exclusive Option Agreement previously concluded between the parties and remaining in force on the date of the current Agreement.

2. GRANT OF RIGHTS

Dr. Pekshev hereby agrees for good and valuable consideration to assign and transfer to Company all right, title and interest in and to the Intellectual Property, including all reissues, divisionals, continuations, continuations-in- part, along with the right to sue and recover for past infringement of the Intellectual Property Rights.

3. CONSIDERATION

3.1 As the good and valuable consideration for the exercising of the Option, Company hereby agrees to, within ten (10) days from the date of signing the present Option Exercising Agreement by both parties, pay an exercising fee to Dr. Pekshev of $1,000,000 (one million) US Dollars (the “Exercising Fee”).

3.2 The Exercising Fee paid under Article 3.1 shall not be refundable under any circumstances, except if Dr. Pekshev does not produce a fully executed from his side and recordable Assignment of the Intellectual Property Rights in accordance with Article 4.

1.2 «Опцион» означает Исключительное Опционное Соглашение, ранее заключенное между сторонами и находящееся в силе на дату настоящего Соглашения

2. ПРЕДОСТАВЛЕНИЕ ПРАВ

Д-р Пекшев настоящим соглашением, на возмездной основе и за достойное встречное удовлетворение, обязуется осуществить отчуждение в пользу Компании своих Интеллектуальных Прав в полном объеме, включая права на переиздание, подачу выделенных, продолжающихся и частично продолжающихся заявок, а также право обращения за судебной защитой по нарушениям Интеллектуальных Прав и возмещениям ущерба, причиненного этими нарушениями.

3. ВСТРЕЧНОЕ УДОВЛЕТВОРЕНИЕ

3.1 В качестве достойного встречного удовлетворения за осуществление своих прав по Опциону, Компания настоящим соглашается в течение десяти (10) дней с даты подписания обеими сторонами настоящего Соглашения об Исполнении Исключительного Опциона заплатить вознаграждение д-ру Пекшеву в размере 1,000,000 (один миллион) долларов США (далее - «Вознаграждение»).

3.2 Вознаграждение, выплаченное по п.3.1, не подлежит возврату ни при каких обстоятельствах, за исключением невыдачи Д-

ром Пекшевым полностью исполненного с его стороны и могущего быть зарегистрированным Соглашения об Интеллектуальных Правах в соответствии с п.4.

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 4. EXERCISING

The process for the exchange of consideration between the parties will be as follows:

4.1 On the day when Company notifies Dr. Pekshev on its signing of the present Agreement, Dr. Pekshev shall execute a copy of the Patent Assignment (Appendix 1) and Payment Agreement (Appendix 2) and immediately hand said executed Assignment and Payment Agreement to [***], as Dr. Pekshev’s attorney-at-law, and [***] shall keep the executed Assignment and Payment Agreement in escrow,

4.2 Immediately upon receipt of the executed Assignment and Payment Agreement by Dr. Pekshev, [***] will provide a facsimile copy (via fax or email) to Company’s legal representative, [***], to demonstrate a confirmation of the executed Assignment and Payment Agreement;

4.3 Upon receipt of the confirmation of of the executed Assignment and Payment Agreement, Company shall wire the Exercising Fee to Dr. Pekshev against invoice issued by Dr. Pekshev to Company;

4.4 Immediately upon receipt of the wired Exercising Fee to the banking account Dr. Pekshev shall notify [***] for arranging the next business day priority mailing of the originally signed and dated Assignment and Payment Agreement together with providing a tracking number for the used priority mailing.

 4. ИСПОЛНЕНИЕ

Процесс обмена встречным удовлетворением между сторонами должен быть следующим:

4.1 В тот день, когда Компания уведомит Д-ра Пекшева о своем подписании настоящего Соглашения, Д-р Пекшев исполнит Соглашение об Отчуждении Патента (Приложение 1) и Соглашение о Платежах (Приложение 2) и незамедлительно вручит исполненные Соглашения об Отчуждении и о Платежах г-ну [***], юридическому представителю Д-ра Пекшева, а г-н [***] примет исполненные Соглашения об Отчуждении и о Платежах на ответственное хранение;

4.2 Незамедлительно по получении исполненных Соглашений об Отчуждении и о Платежах, г-н [***], представит факсимильную копию (по факсу или электронной почте) юридическому представителю Компании, фирме [***], в подтверждение исполненных Соглашений об Отчуждении и о Платежах;

4.3 По получении подтверждения исполненных Соглашений об Отчуждении и о Платежах, Компания выполнит банковский перевод Вознаграждения Д-ру Пекшеву против счета, выставленного Д-ром Пекшевым Компании;

4.4 Незамедлительно по получении перевода Вознаграждения на банковский счет, Д-р Пекшев уведомит г-на [***], для выполнения на следующий рабочий день отправки курьерской почтой оригиналов подписанных Соглашений об Отчуждении и о Платежах, с сообщением номера отслеживания отправленных документов;

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4.5 Company will afterwards send originally signed and dated copies of the counterpart Assignment and Payment Agreement to [***] by priority, next day mailing.

5. WARRANTIES

Dr. Pekshev makes no representations and extends no warranties of any kind, either express or implied, including, but not limited to, merchantability, fitness for a particular purpose, and validity of the Intellectual Property Rights.

6. OTHER RIGHTS AND OWNERSHIP

Nothing in this Agreement confers by estoppel, implication, or otherwise, any license or rights under any patents of Dr. Pekshev other than the Intellectual Property Rights as specifically set forth herein, regardless of whether such patents are dominant or subordinate to the Intellectual Property Rights.

7. MAILING

Mailing of documents hereunder shall be deemed duly made if executed by registered mail, postage prepaid, and addressed to the party to receive the mailing at the address given below,

4.5 Компания затем направит курьерской почтой г-ну [***] оригиналы подписанных и датированных со своей стороны Соглашения об Отчуждении и о Платежах.

5. ГАРАНТИИ

Д-р Пекшев не заявляет и не предоставляет гарантий какого-либо рода, как явных, так и предполагаемых, в отношении, но не ограничиваясь, товарного состояния, пригодности для конкретной цели и действительности Интеллектуальных Прав.

6. ДРУГИЕ ПРАВА И СОБСТВЕННОСТЬ

Ничто в этом Соглашении не дает права запрета, вовлечения и иного в отношении любой лицензии или прав по любым патентами Д-ра Пекшева иным, чем Интеллектуальные Права, определенно сформулированные в настоящем Соглашении, независимо от того, являются ли такие патенты старшими или зависимыми по отношению к Интеллектуальным Правам.

7. ПЕРЕСЫЛКА ПОЧТОЙ

Пересылка почтой документов в связи с настоящим Соглашением будет считаться надлежащей, если она выполнена заказным письмом, оплаченной пересылкой и адресовано стороне, получающей такую почтовую пересылку по адресу, указанному ниже,

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Dr. Pekshev:

Address:

[***]

Advanced Plasma Therapies, Inc.:

Address

[***]

8. USE OF NAMES

Company agrees not to identify Dr. Pekshev in any promotional advertising, press releases, publications or other promotional materials to be disseminated to the public or any portion thereof without Dr. Pekshev prior written consent in each case, except that Company may state that it purchased the Intellectual Property Rights horn Dr. Pekshev. Company further agrees not to use the name of Dr. Pekshev or any Dr. Pekshev’s employee(s) and/or consultants) or any trademark, service mark, trade name, copyright or symbol of Dr. Pekshev, without the prior written consent of Dr. Pekshev.

Д-р Пекшев:

Адрес:

[***]

Advanced Plasma Therapies, Inc.:

Адрес:

[***]

8. ИСПОЛЬЗОВАНИЕ ИМЕН

Компания соглашается не идентифицировать Д-ра Пекшева в какой-либо рекламе, пресс-релизах, публикациях или других рекламных материалах, которые подлежат публичному распространению, или в любой их части, без предварительное письменного согласия Д-ра Пекшева для каждого случая, за исключением того, что Компания может утверждать, что она приобрела Интеллектуальные Права у Д-ра Пекшева. Компания дополнительно соглашается не использовать имя Д-ра Пекшева или любого из его сотрудников и/или консультантов, или любого товарного знака, знака обслуживания, фирменного наименования, объекта авторского права или символа Д-ра Пекшева, без предварительного письменного согласия Д-ра Пекшева.

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9. TERMINATION

Dr. Pekshev may terminate this Agreement if Company fails to make the payments required by Article 3.1 of this Agreement within 10-day period from the date of the last to sign the Agreement.

10. GOVERNING LAW AND DISPUTE RESOLUTION

This agreement shall be governed by and construed in accordance with the substantive and procedural laws of the State of New Jersey.

11. ENTIRE AGREEMENT

The terms and provisions contained in this Agreement, along with its Appendices, constitute the entire Agreement between the parties and shall supersede all previous communications, representations, agreements or understandings, either oral or written, between the parties hereto with respect to the subject matter hereof, and no agreement or understanding varying or extending this Agreement will be binding upon either party hereto, unless in writing which specifically refers to this Agreement, signed by duly authorized officers or representatives of the respective parties, and the provisions of this Agreement not specifically amended thereby shall remain in full force and effect according to their terms.

9. РАСТОРЖЕНИЕ

Д-р Пекшев может расторгнуть это Соглашение, если Компания не исполнит платежи, требуемые в соответствии с п.3.1 этого Соглашения в 10-дневный срок с даты последней подписи под Соглашением.

10. ПРИМЕНИМОЕ ПРАВО И УРЕГУЛИРОВАНИЕ СПОРОВ

Настоящее соглашение регулируется и подлежит рассмотрению в соответствии с материальными и процессуальными законами Штата Нью-Джерси.

11. СОГЛАШЕНИЕ В ЦЕЛОМ

Положения и условия, содержащиеся в этом Соглашении, образуют Соглашение в целом между сторонами и заменяют все предшествующие переговоры, понимания и соглашения, устные и письменные, между его сторонами относительно его предмета, и никакое соглашение или понимание, меняющее или расширяющее это Соглашению не будут обязывающими для любой из его сторон, пока не будут исполнены в письменной форме, которая конкретно относится к этому Соглашению, подписанной должным образом уполномоченными лицами или представителями соответствующих сторон, а положения этого Соглашения, определенно не измененные таким образом, останутся в силе согласно их условиям.

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12. APPENDICES

12.1 Appendix 1 is the Patent Assignment.

12.2 Appendix 2 is the Payment Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Agreement, which is effective on the date of the last to sign below, to be executed in duplicate in two variants - in English and in Russian languages both having equal force.

Dr. Pekshev:

/s/ Aleksandr Valerievich Pekshev

Date:  28.04.2014______________

Advanced Plasma Therapies, Inc.:

By: Howard Nelson

/s/ Howard Nelson___________

Title: President & CEO_____________

Date: 04-30-2014___________________

12. ПРИЛОЖЕНИЯ

12.1 Приложением 1 является

Соглашение об Отчуждении Патента.

12.2 Приложением 2 является

Соглашение о Платежах.

В УДОСТОВЕРЕНИЕ ЧЕГО стороны совершили настоящее Соглашение, которое становится действующим с даты последней подписи под ним и исполняется в двух экземплярах, в вариантах на английском и русском языках, имеющих равную силу.

Д-рПекшев:

/s/ Aleksandr Valerievich Pekshev

Дata:  28.04.2014___________________

Advanced Plasma Therapies, Inc.:

Подписано г-ном Ховардом Нельсоном

/s/ Howard Nelson___________

Должность: President & CEO____________

Дата: 04-30-2014_______________________

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PAYMENT AGREEMENT

WHEREAS, Aleksandr Valerievich Pekshev, an individual residing at [***], (hereinafter referred to as “ASSIGNOR”), is an inventor and the sole owner of US Pat. No. 7,498,000 B2, which issued on March 3, 2009 (hereinafter referred to as the “ ‘000 Patent”) (Exh. A); AND

WHEREAS, Advanced Plasma Therapies, Inc., having offices at 1 Monroe Avenue, Lawrenceville, NJ 08648 (hereinafter referred to as “ASSIGNEE”) is desirous of acquiring all right, title and interest in and to the ‘000 Patent;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and effective on the date indicated below, ASSIGNOR having assigned and transferred to ASSIGNEE, its successors and assigns, in a separate Assignment agreement between ASSIGNOR and ASSIGNEE, being fully executed on even date hereto, all right, title and interest in and to the ‘000 Patent, including, but not limited to, all reissues, divisionals, continuations, continuations-in-part, along with the right to sue and recover for past infringement of the ‘000 Patent, the parties agree as follows:

A. PAYMENTS TO ASSIGNOR FOR SCIENTIFIC SERVICES PREVIOUSLY RENDERED

ASSIGNEE shall pay to ASSIGNOR an annual percentage payment of ASSIGNEE’S audited net sales of devices falling within the scope of protection provided by tire ‘000 Patent and within the territory covered by the ‘000 Patent, said percentage rates being:

1. In 2015, 5%;

2. In 2016, 4.5%;

3. In 2017, 4%; and

4. From 2018 to 2024, 3.5%.

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IN WITNESS WHEREOF, ASSIGNOR and ASSIGNEE have executed or caused this Payment Agreement to be executed as of the date listed below:

ALEKSANDR VALERIEVICН РЕKSНЕV

_/s/ Aleksandr Valerievich Pekshev                        Date:___30.04.2014_______________________

ADVANCED PLASMA THERAPIES, INC                        Date: ____5-9-2014_________________

By: __/s/ Howard Nelson___________

Name: _Howard Nelson____________

Title: __President & CEO___________

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PATENT ASSIGNMENT

WHEREAS, Aleksandr Valerievich Pekshev, an individual residing at [***], (hereinafter “ASSIGNOR”), is an inventor and the sole owner of US Pat. No. 7,498,000 B2, which issued on March 3, 2009 (hereinafter referred to as the “ ‘000 Patent”) (Exh. A); AND

WHEREAS, Advanced Plasma Therapies, Inc., having offices at 1 Monroe Avenue, Lawrenceville, NJ 08648 (hereinafter referred to as “ASSIGNEE”) is desirous of acquiring all right, title and interest in and to the ‘000 Patent;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and effective on the date indicated below, being fully executed on even date hereto, ASSIGNOR does hereby assign and transfer to ASSIGNEE, its successors and assigns, all right, title and interest in and to the ‘000 Patent, including, but not limited to, all reissues, divisionals, continuations, continuations-in-part, along with the right to sue and recover for past infringement of the ‘000 Patent.

ASSIGNOR hereby consents a copy of this Assignment shall be deemed a full and formal equivalent of any assignment, consent to file or like document that may be required in the U.S. or any country or region for recordation purposes for any of the foregoing rights conveyed herein.

ASSIGNOR hereby covenants he has the full right to convey the entire right, title and interest herein assigned and he has not executed and will not execute any agreement in conflict herewith;

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IN THE EVENT of any conflict between this Assignment and any other agreement between the parties, this Assignment will control. Nothing in this Assignment should be deemed to amend or modify in any way any of the terms and conditions of, or any rights or obligations between, the parties hereto.

IN WITNESS WHEREOF, ASSIGNOR and ASSIGNEE have executed or caused this Assignment to be executed as of the date listed below:

ALEKSANDR VALERIEVICH PEKSHEV

_/s/ Aleksandr Valerievich Pekshev                        Date:___30.04.2014_______________________

IN ACKNOWLEDGMENT of the foregoing, ASSIGNEE has caused this Assignment to be accepted under the hands of its duly authorized officer:

ADVANCED PLASMA THERAPIES, INC                        Date: ____5-9-2014_________________

By: __/s/ Howard Nelson___________

Name: _Howard Nelson____________

Title: __President & CEO___________

Advanced Plasma Therapies, Inc.	Invoice Number:	001
1 Monroe Avenue, Lawrenceville	Invoice Date:	04/28/2009
NJ 08648, USA	Page:	1

Re: EXCLUSIVE OPTION EXERCISING AGREEMENT

Between Advanced Plasma Therapies, Inc. and Dr. Alexander Pekshev

CONSIDERATION FOR THE OPTION EXERCISING BY ADVANCED PLASMA THERAPIES, INC.

According to Par.3.1 of the OPTION AGREEMENT

EXERCISING FEE                                                       $ 1,000,000.00

_____________

TOTAL THIS INVOICE                                              $ 1.000.000.00

Payment of option fee is due within 30 days of invoice date.
The invoice shall be paid by remittance at the following account:
Correspondent Bank:

[***]

Beneficiary Bank:

[***]

Beneficiary Account Number:

[***]

Beneficiary Full Name:

Pekshev Alexander Valeryevich

Details of Payment:

Option Agreement Fee